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                                 UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549



                                   FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                          The Securities Act of 1934



Date of Report (Date of earliest event reported)            July 5, 2001


                           Commission File #0-18018



                             AEROVOX INCORPORATED
            (Exact name of registrant as specified in its charter)




               Delaware                                    76-0254329
               --------                                    ----------
    (State or other jurisdiction of                     (I.R.S.Employer
    incorporation or organization)                    Identification No.)



             167 John Vertente Boulevard, New Bedford, MA     02745
            -------------------------------------------------------
            (Address of principal executive offices)     (Zip Code)


                                (508) 994-9661
                                --------------
                         Registrant's telephone number
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ITEM 5. OTHER EVENTS

On July 5, 2001, the Company announced that it had voluntarily withdrawn trading of its common stock from the Nasdaq National Market.

Trading of the Company's securities on the Nasdaq National Market had been halted since June 7, 2001, after the Company announced its filing of Chapter 11 bankruptcy protection. The Company does not expect to meet the listing requirements for the Nasdaq National Market in the near term.

A press release dated July 5, 2001 announcing the withdrawal is attached at exhibit 99.1.

ITEM 7. EXHIBITS
(a) Financial statements of business acquired. Not applicable.
(b) Pro forma financial information. Not applicable.
(c) Exhibits.

       Exhibit No.                       Description
       ----------                        -----------
          99.1             Press release dated July 5, 2001


SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorize;



                                     AEROVOX INCORPORATED


DATE  July 18, 2001                  BY /S/ F. RANDAL HUNT
                                     ---------------------
                                     F. Randal Hunt
                                     Senior Vice President and Chief
                                     Financial Officer